                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                      Diversified Security Solutions, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:


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    2) Form, Schedule or Registration Statement No.:


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    3) Filing Party:


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    4) Date Filed:


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
                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                               280 MIDLAND AVENUE
                         SADDLE BROOK, NEW JERSEY 07663
                                 --------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 3, 2005
                                 --------------

To: The Shareholders of
DIVERSIFIED SECURITY SOLUTIONS, INC.:

    NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders of DIVERSIFIED SECURITY SOLUTIONS, INC. (the 'Company'), a Delaware corporation, will be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza, 49th Floor, New York, NY 10119, on Wednesday, August 3, 2005, at 10:00 a.m., Eastern Time, for the following purposes:

    1. To elect seven directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

    2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to change the Company's name to 'Henry Bros. Electronics, Inc.'

    3. To consider and act upon a proposal to approve the selection of Demetrius & Company, L.L.C. as the Company's independent auditors for 2005 and

    4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on June 17, 2005 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                                          By Order of the Board of Directors,


                                                    /s/ JAMES E. HENRY
                                          ______________________________________
                                                      JAMES E. HENRY
                                                  CHAIRMAN OF THE BOARD

Saddle Brook, New Jersey
July 5, 2005


-------------------------------------------------------------------------------
                                   IMPORTANT
 IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED
                             IN THE UNITED STATES.
-------------------------------------------------------------------------------

                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                               280 MIDLAND AVENUE
                         SADDLE BROOK, NEW JERSEY 07663
                                 --------------
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 3, 2005
                                 --------------

                                                                    July 5, 2005

    The enclosed proxy is solicited by the Board of Directors (the 'Board') of Diversified Security Solutions, Inc., a Delaware corporation (the 'Company'), in connection with its 2005 Annual Meeting of Shareholders to be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza,
49th Floor, New York, NY 10119 on Wednesday, August 3, 2005, at 10:00 a.m., Eastern Time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

                                 SOLICITATIONS

    The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                                     VOTING

    If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the Proxy will be voted for the election of the seven nominees named herein as directors, to approve the amendment to the Company's Certificate of Incorporation to change the Company's name to 'Henry Bros. Electronics, Inc.' and to ratify the appointment of Demetrius & Company, LLC as the Company's independent auditors for 2005. Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the meeting.

    The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should come before the Annual Meeting or any director nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

    The record date with respect to this solicitation is the close of business on June 17, 2005 and only shareholders of record at that time will be entitled to vote at the meeting. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy statement and the accompanying proxy were mailed to you on or about July 5, 2005.

                                PRINCIPAL OFFICE

    The principal executive office of the Company is 280 Midland Avenue, Saddle Brook, New Jersey 07663, and its telephone number is (201) 794-6500.

                            QUORUM AND REQUIRED VOTE

    The number of outstanding shares entitled to vote at the meeting is 5,739,398 common shares, par value $.01 per share. Each common share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of the outstanding shares of the Company's common stock shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

      Directors shall be elected by a plurality of the votes cast;

      The affirmative vote of the holders of a majority of the shares of common stock outstanding as of July 17, 2005 is necessary to approve the amendment to the Company's Certificate of Incorporation to change the Company's name to 'Henry Bros. Electronics, Inc.'

      The affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required to ratify the selection of Demetrius & Company, L.L.C., as the Company's independent auditors for 2005.

    Prior to the Annual meeting, we will select one or more inspectors of election for the meeting. Such inspector will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted as present for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker holding a customer's securities in street name does not vote on one or more other matters at the meeting because it has not received voting instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The persons named in the accompanying proxy will vote for the election of the following seven persons as directors, all of whom except James W. Power and David Sands are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless directed otherwise, each proxy will be voted for the nominees named below. All six nominees have consented to serve as directors if elected.

                 NAME                   AGE        POSITION WITH THE COMPANY       DIRECTOR SINCE
                 ----                   ---        -------------------------       --------------
James E. Henry........................  51    Chairman, Chief Executive Officer,        1999
                                              Treasurer and Director
Irvin F. Witcosky.....................  68    Chief Operating Officer, President        1999
                                              and Director
Brian Reach...........................  50    Vice Chairman, Secretary and              2004
                                              Director
David Sands...........................  48    Director Nominee                           --
James W. Power........................  76    Director Nominee                           --
Joseph P. Ritorto.....................  74    Director                                  2002
Robert L. De Lia Sr...................  57    Director                                  2004

    James E. Henry co-founded the Company's predecessor company in 1989 and served as President, and Chief Executive Officer until December 2001 when he was elected Chairman of the Board. Mr. Henry continues to serve as Chief Executive Officer and is also the Company's Treasurer. Mr. Henry graduated from the University of New Hampshire with a Bachelor of Science degree in electrical engineering. In addition to his other responsibilities, Mr. Henry has continued to design, install, integrate and market security and communications systems as well as manage the Company's research and development.

    Irvin F. Witcosky co-founded the Company's predecessor company in 1989 and served as the Company's Executive Vice President until December, 2001 when he was elected the Company's Chief Operating Officer and President. Mr. Witcosky served as the Company's Secretary from 1989 to November 2004 and is a member of the Board of Directors. Mr. Witcosky graduated from California Polytechnic University with a Bachelor of Science degree in aeronautical engineering. In addition to his other responsibilities, Mr. Witcosky has continued to design, integrate and market security and communication systems as well as manage the Company's operations and administration.

    Brian Reach has been a member of the Company's Board of Directors since February, 2004. Mr. Reach has served as the Company's Vice-Chairman since June 2004 and as its Secretary since November 2004. From September 1999 until April 2002, Mr. Reach was the Chief Financial Officer of Globix Corporation, a provider of application, media and infrastructure management services. Globix's common stock is traded on the OTC Bulletin Board. From May 1997 to August 1999, Mr. Reach was the Chief Financial Officer of IPC Communications, a provider of integrated telecommunications equipment and services to the financial industry. During his tenure at IPC, Mr. Reach successfully guided IPC through its leveraged recapitalization and financially restructured IPC enabling it to invest in strategic acquisitions and next generation technologies. Prior to IPC, Mr. Reach was the Chief Financial Officer of Celadon Group, Inc. and Cantel Industries, Inc. Mr. Reach became a certified public accountant in 1980 and received his Bachelor of Science degree in accounting from the University of Scranton in 1977.

    Robert L. De Lia Sr. has been a member of our Board since May 2004. From 2002 to 2003, Mr. DeLia was the president and chief executive officer of Airorlite Communications, Inc., a company that specializes in design, manufacturing and maintaining wireless communications equipment used to enhance and extend emergency radio frequency services and cellular communication for both fixed and mobile applications. In April 2004, a wholly-owned subsidiary of the Company purchased all of the issued and outstanding shares of stock of Airorlite Communications, Inc. From 1987 to 1999, Mr. De Lia was the president and chief executive officer of Fiber Options, Inc. Mr. De Lia graduated from the New York Institute of Technology in 1969.

    Joseph P. Ritorto has been a member of our Board since January 2002. Mr. Ritorto is the co-founder of First Aviation Services, Inc., which is located on Teterboro Airport, Teterboro, New Jersey and provides a variety of aviation support services. Mr. Ritorto has been an officer, in various capacities, of First Aviation Services since 1986. From 1991, until he retired in May 2001, Mr. Ritorto served as the Senior Executive Vice Present and Chief Operating Officer of Silverstein Properties, Inc. In this capacity, Mr. Ritorto's responsibilities included overseeing operations and directing the lease administration of Silverstein owned and managed properties.

    James W. Power brings more than 30 years of security industry experience to the Company. Mr. Power is Chairman of RF Logics, a physical security company, and the principal partner in J.W. Power & Associates. He previously served as Chairman of the Board of InfoGraphic Systems Corp.; president and CEO of Martec\SAIC; President and CEO of Pinkerton Control Systems and has held senior executive positions with Cardkey Systems, Inc., Nitrol Corporation and TRW Data Systems. Previously, he has served as a Director of National Semiconductor, ICS Corporation, and Citicorp Custom Credit and Citicorp Credit Services. Mr. Power is also on the Board of Directors of MDI, Inc., a company that manufactures integrated security software and hardware solutions that can be comprehensively managed from a centralized point of commend and control. The common stock of MDI, Inc. is traded on the Nasdaq SmallCap Stock Market.

    David Sands is a certified public accountant and is a partner of Buchbinder Tunick & Company LLP where he is the head of the tax department. Mr. Sands is a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs. Mr. Sands has also lectured at the New York University Summer Continuing Education and the Foundation for Accounting Education Programs. Mr. Sands received a B.S. from SUNY at Buffalo and a M.S. in Taxation from Pace University.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the year ended December 31, 2004, the Board held four meetings and acted by unanimous consent four times. All of the directors who were members of the Board at the time of the meeting attended all of these meetings, except Robert Benou, who did not attend one meeting. Mr. Benou is not standing for re-election to the Board. The Board has established a compensation committee, an audit committee and a nominating committee. We consider Messrs. Benou and Ritorto to be independent in accordance with Section 121A of the American Stock Exchange's listing standards.

    Messrs. Ritorto and Benou are the members of the Audit Committee. Each member of the Audit Committee meets the financial literacy requirements of the American Stock Exchange. The Audit Committee is responsible for the appointment, compensation and oversight of the work of any independent auditor employed by the Company. The Audit Committee also reviews with the Company's independent auditor the adequacy and effectiveness of the Company's system of internal financial controls and accounting practices. The Audit Committee has adopted an Audit Committee Charter, which is attached as Appendix A. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis. The Audit Committee met three times during 2004. The Board has determined that Robert Benou qualifies as an 'audit committee financial expert' under applicable Securities and Exchange Commission rules and regulations governing the Audit Committee.

    The Compensation Committee recommends to our Board the compensation to be paid to our officers and directors, administers our stock option plans and approves the grant of options under these plans. The Compensation Committee did not meet during 2004. Messrs. Ritorto and De Lia are members of our compensation committee.

    Our Nominating Committee is comprised of Robert Benou and Robert L. De Lia Sr. The Nominating Committee did not meet during 2004 but recommended to the Board each of the nominees who have been nominated for election to the Board at the 2005 Annual Meeting. The principal functions of the nominating committee are to: (i) develop policies on the size and composition of the Board of Directors;
(ii) identify individuals qualified to become members of the Board of Directors and review candidates for Board membership; (iii) perform board performance evaluations on an annual basis and (iv) recommend a slate of nominees to the Board of Directors annually. The Nominating Committee has adopted a charter which is attached as Appendix B. The Nominating Committee's charter is also available in print to any stockholder upon written request to: Corporate Secretary, Diversified Security Solutions, Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663.

    The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for directors. Candidates may come to the attention of the Nominating Committee through current board members, stockholders or other persons. The Nominating Committee will consider all recommendations of director nominees in a like manner. The Company has no formal procedures pursuant to which stockholders may recommend nominees to our Board of Directors and the Board of Directors believes that the lack of a formal procedure will not hinder the consideration of qualified nominees. Any stockholder desiring to suggest a Board nominee should send the name of such nominee for consideration to the attention of: Diversified Security Solutions, Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663, Attention: Secretary. Any such nomination must include:

      As to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation thereto (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

      The nominating stockholder's name and address as they appear on our books, and the class and number of our shares beneficially owned by such stockholder.

                        COMMUNICATING WITH OUR DIRECTORS

    Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to Diversified Security Solutions, Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663,
Attention: Secretary.

    Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

                         REPORT OF THE AUDIT COMMITTEE

    The following shall not be deemed to be `soliciting material' or to be `filed' with the Securities and Exchange Commission nor shall such information be incorporated by reference into any of the Company's future filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, as amended.

    The audit committee has reviewed and discussed the Company's audited financial statements with management.

    The audit committee has discussed with the Company's independent auditors those matters required to be discussed by the Statement on Auditing Standards No. 61, as may be modified or amended.

    We have received and reviewed the written disclosures and the confirmation from the independent auditors required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as may be modified or supplemented, and have discussed with the auditors the auditors' independence.

    Based on the review and discussions referred to above, we recommended to the Board that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004.

                                          Audit Committee:
                                          Joseph Ritorto
                                          Robert Benou

                             AUDIT FIRM FEE SUMMARY

    During years ended December 31, 2004 and 2003, the Company retained its principal auditor, Demetrius & Company, L.L.C., to provide services in the following categories and amounts:

TYPE OF FEES                                                 2004      2003
------------                                                 ----      ----
Audit Fees................................................  $60,400   $63,100
Audit-Related Fees........................................  $14,900   $ 4,200
Tax Fees..................................................  $20,000   $17,000
All Other Fees............................................  $   800   $ 2,925
                                                            -------   -------
    Total.................................................  $95,100   $87,225
                                                            -------   -------
                                                            -------   -------

    Our audit committee is required to pre-approve the audit and non-audit services performed by our independent auditor in order to assure that the provision of such services do not impair our auditor's independence. Our audit committee generally pre-approves certain general audit and non-audit services up to specified cost levels. Any audit or non-audit services which are not generally pre-approved in this manner, require specific pre-approval by our audit committee. While our audit committee may delegate pre-approval authority to one or more of its members, the member or members to whom such authority is delegated must report any pre-approval decisions to our audit committee at its next scheduled meeting. Our audit committee does not delegate its responsibilities to pre-approve services performed by our independent auditor to management.

                               EXECUTIVE OFFICERS

    The Company's executive officers are:

                   NAME                      AGE        POSITION WITH THE COMPANY
                   ----                      ---        -------------------------
James E. Henry.............................  51    Chairman, Chief Executive Officer,
                                                   Treasurer and Director
Brian Reach................................  50    Vice Chairman, Secretary and
                                                   Director
Irvin F. Witcosky..........................  68    Chief Operating Officer, President
                                                   and Director
Philip Timpanaro...........................  57    Chief Financial Officer

         BACKGROUND INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS, DIRECTORS NOT STANDING FOR RE-ELECTION AND CERTAIN KEY EMPLOYEES

    Philip Timpanaro became the Company's Chief Financial Officer in April 2005. From 2000 until March 2005, Mr. Timpanaro was the Corporate Controller for Varsity Plumbing & Heating, Inc. During his tenure at Varsity Plumbing & Heating, Mr. Timpanaro's responsibilities included preparation of financial statements, and developing and monitoring internal control policies and procedures. From 1999 to 2000, Mr. Timpanaro was the Corporate
Controller/Director of Office Operations for ReGen Biologics, Inc.

    Theodore Gjini has worked for the Company since 1988 in various capacities, including as a sales engineer and project manager. In his current position as a Vice President, he supervises the coordination of our personnel and their activities in engineering, project installations and maintenance. Mr. Gjini graduated from the New Jersey Institute of Technology with a Bachelor of Science degree in electrical engineering and William Paterson College with a Masters in Business Administration.

    Emil J. Marone has worked for the Company since 1965 in various capacities, including as a hospital communication system specialist, security systems supervisor, systems engineer, and quality control specialist. In his current position as our Chief Technology Officer, he is responsible for the development of special products and testing procedures as well as quality assurance and management. He holds an associate science degree from Bergen County Community College.

    Alex Pavlis has been a Vice President since April 2002. From January 2000 until March 2001, Mr. Pavlis was a Vice President of Sales and Marketing at Intellisec, a securities integrator. In this capacity, Mr. Pavlis was responsible for all integrated security system sales in Northern and Southern California and in Arizona. From October 1983 to January 2000, Mr. Pavlis was a Vice President of Sales and Marketing for UAC Security Systems where he oversaw UAC's integrated security system sales and operations department.

    Lee Masoian has been President of Airorlite Communications Inc. since its acquisition in April 2004. Mr. Masoian was the founder of Airorlite Communication Inc. and served as its President since its incorporation in 2002. Mr. Masoian has held numerous technical positions in the wireless field for the past thirty years. He is a practicing engineer and led the development and design of many of the products that are offered by Airorlite. Mr. Masoian is a patent holder of several products. During his career, Mr. Masoian has held several positions of instructor and assistant professor at a number of junior and four year colleges. Mr. Masoian holds a BSEE and an MSEE from the Polytechnic Institute of NY with majors in communication theory.

    Robert S. Benou has been a member of our Board since June 2001. He has been a director of Conolog Corporation since 1968 and served as its President from 1968 until May 2001 when he was elected Conolog's Chairman and Chief Executive Officer. The common stock of Conolog is traded on the Nasdaq SmallCap Stock Market. Mr. Benou is also a member of the Board of Directors of eXegenics Inc. The common stock of eXegenics is traded on the Nasdaq SmallCap Stock Market. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering.

                             EXECUTIVE COMPENSATION

    The following table sets forth the total compensation paid to each executive officer who was serving as an executive officer as of December 31, 2004, whose compensation was in excess of $100,000 for the last three years ended
December 31, 2004, 2003 and 2002.

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                           -------------------------------   ---------------------------
                                                                                AWARDS        PAYOUTS
                                                                             ------------   ------------
                                                                              SECURITIES     ALL OTHER
                                                         SALARY      BONUS    UNDERLYING    COMPENSATION
       NAME AND PRINCIPAL POSITION         YEAR(S)       ($)(1)       ($)    OPTIONS/SARS       ($)
       ---------------------------         -------       ------       ---    ------------       ---
James E. Henry ..........................    2004       130,680       --        --             --
  Chairman and Chief Executive               2003       163,350       --        --             3,393(2)
  Officer and Treasurer                      2002       148,500       --        --             4,455(2)
Irvin F. Witcosky .......................    2004       130,680       --        --             --
  President, Chief Operating Officer and     2003       163,350       --        --             3,393(2)
  Secretary                                  2002       148,500       --        --             4,455(2)
*Douglas West ...........................    2004        53,338       --        15,000(3)      --
  Acting Chief Financial Officer

---------

*  No longer employed by the Company.

(1) Effective in December 2003, Messrs. Henry and Witcosky voluntarily reduced their salaries.

(2) Company matching contribution under its 401-K and profit sharing plan.

(3) These options have terminated.

    The following table sets forth certain information with respect to stock options and warrants made to the named executive officers during 2004.

                             OPTION GRANTS IN 2004

                               INDIVIDUAL GRANTS

                             NUMBER OF SECURITIES    % OF TOTAL OPTIONS
                              UNDERLYING OPTIONS    GRANTED TO EMPLOYEES   EXERCISED PRICE
           NAME                    GRANTED             IN FISCAL YEAR         PER SHARE      EXPIRATION DATE
           ----                    -------             --------------         ---------      ---------------
Brian Reach................        100,000                 73.53%               $7.10           05/31/09
Douglas West...............         15,000(1)              11.03%               $7.34           06/14/14

---------

(1) These options have terminated.

    The following table sets forth information regarding options held by the named executive officers at December 31, 2004.

            AGGREGATED EXERCISES AND YEAR END OPTION VALUES IN 2004

                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                              OPTION AT YEAR END          OPTIONS AT YEAR END
                        SHARES ACQUIRED       VALUES       -------------------------   -------------------------
         NAME             ON EXERCISE        REALIZED      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
         ----             -----------        --------      -------------------------   -------------------------
Brian Reach...........      --               --                  28,000/72,000               --
Douglas West..........      --               --                       0/15,000(1)            --

---------

(1) These options have terminated.

                     EMPLOYMENT AND TERMINATION AGREEMENTS

    Messrs. Henry and Witcosky are serving as Chairman, Chief Executive Officer and Treasurer, and President and Chief Operating Officer, respectively, under employment agreements for five years that commenced January 1, 2000. These agreements provide for an initial annual compensation of $135,000, an increase of 10% in compensation as of January 2002 and in each subsequent year of the agreements and a one-year non-competition covenant covering the security business that commences after termination of employment. In December 2003, Messrs. Henry and Witcosky voluntarily waived the receipt of their respective salaries by twenty percent to help reduce the Company's costs. In 2004, Messrs. Henry and Witcosky also waived the receipt of their respective salaries by twenty percent.

    In August 2003, Louis Massad resigned from his position as Vice President, Treasurer and Chief Financial Officer and his agreements with the Company. Under Mr. Massad's amended agreement with the Company, he provided consulting services to the Company. Until December 31, 2003, the Company paid Mr. Massad $3,000 per week for these consulting services and from January 2, 2004 until February 28, 2005, the Company paid Mr. Massad $1,500 per week for these services. In April 2005 the Company paid Mr. Massad $66,000 in full settlement and termination of its agreement as amended, with Mr. Massad. Prior to his resignation, Mr. Massad had entered into a five year written employment contract with the Company that commenced January 1, 2000. His initial annual compensation under such contract was $110,000. The agreement also provided for a 10% increase per annum as of January 2002 and in each subsequent year of the agreement. Mr. Massad was granted an option to purchase 9,000 shares of the Company's common stock. This option was granted under the Company's Incentive Stock Option Plan and is exercisable at $5.625 per share. The option expires in December 2009.

    Brian Reach has been the Company's Vice-Chairman since June, 2004. Mr. Reach and the Company have entered into an agreement pursuant to which on June 1, 2004, Mr. Reach was granted an option to purchase 100,000 shares of the Company's common stock, of which 4,000 per month are exercisable, at an exercise price of $7.10 per share, which was the closing price of the Company's common stock on June 1, 2004. The option terminates on May 31, 2009. Under the agreement, Mr. Reach is also paid a monthly salary of $6,000 and is entitled to participate in the Company's benefit plans. Either party may terminate this agreement by giving the other thirty days written notice.

                           COMPENSATION OF DIRECTORS

    Directors who are also our employees receive no additional compensation for attendance at board meetings. The Company's non-employee directors receive a quarterly fee of $1,250 and annual stock option grant to purchase 2,000 shares of the Company's common stock at the closing share price on the day of the grant and $1,000 for attendance at each Board or Committee meeting. In May 2004, Messrs. Benou, DeLia Sr. and Ritorto each received an option to purchase 2,000 shares of our common stock at $7.19 exercisable through May 2009. All directors are entitled to be reimbursed for their travel, lodging and other out-of-pocket expenses related to their attendance at board and committee meetings.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Board made all decisions concerning executive compensation during 2004. No executive officer of the Corporation served as a member of the Board of Directors of another entity during 2004.

                             PRINCIPAL SHAREHOLDERS

    The following table sets forth, as of June 17, 2005, certain information regarding beneficial ownership of the Company's common stock by each person who is known by us to beneficially own more than 5% of our common stock. The table also identifies the stock ownership of each of our directors, each person nominated to become a director, each of our executive officers, and all directors and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated. The table is based on 5,739,398 shares of the Company's common stock that were outstanding on June 17, 2005.

    The address for each of the named individuals is c/o Diversified Security Solutions Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663.

    Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

                                                                                    PERCENTAGE OF
                  NAME, ADDRESS AND TITLE                     NUMBER OF SHARES       COMMON STOCK
                    OF BENEFICIAL OWNER                      BENEFICIALLY OWNED   BENEFICIALLY OWNED
                    -------------------                      ------------------   ------------------
James E. Henry, Chairman, Chief Executive Officer,
  Treasurer and Director...................................      1,400,000               24.4%
Irvin F. Witcosky, Chief Operating Officer, President and
  Director.................................................      1,400,000               24.4%
Brian Reach, Vice Chairman, Secretary and Director (1).....        106,000                1.8%
Robert Benou, Director (2).................................          7,000             *
Joseph Ritorto, Director (2)...............................         42,000             *
Robert L. De Lia, Sr., Director (3)........................         39,000             *
James Power, Director Nominee..............................       --                   *
David Sands, Director Nominee..............................       --                   *
All executive officers and directors as a group (6 persons)
  (4)......................................................      2,994,000               52.2%

---------

*  less than 1%

(1) The amount shown for Mr. Reach includes a currently exercisable option to purchase 56,000 shares of the Company's Common Stock at a price of $7.10 per share.

(2) The amount shown for Messrs. Benou and Ritorto includes currently exercisable options to purchase 5,000 and 2,000 shares of the Company's Common Stock at $7.95 and $7.19 per share, respectively.

(3) The amount shown for Mr. De Lia Sr. includes a currently exercisable option to purchase 2,000 shares of the Company's Common Stock at a price of $7.19 per share.

(4) The amount shown includes currently exercisable options to purchase 72,000 shares of the Company's Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In April 2004, a wholly-owned subsidiary of the Company purchased all of the issued and outstanding shares of Airorlite Communications, Inc. ('Airorlite'). At the time of this purchase, Mr. De Lia, one of our directors, was the president and chief executive officer of Airorlite. As part of this transaction, the Company paid the sum of $100,000 to Mr. De Lia in full payment of the outstanding balance of a loan made by Mr. De Lia to Airorlite and issued Mr. De Lia 37,000 shares of the Company's common stock. Under the Airorlite purchase Agreement, the Company was also obligated to, upon the filing of the Airorlite's tax return for the period ended March 31, 2004, reimburse Mr. De Lia's for his pro-rata share of Airorlite's tax liability, if any, in an amount equal to the amount of such tax liability grossed up by 54%.

                                 PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO
                         HENRY BROS. ELECTRONICS, INC.

    The Board of Directors is recommending that the shareholders approve an amendment to the Company's Certificate of Incorporation to change the Company's name to Henry Bros. Electronics, Inc. The Company's roots go back to 1950 when John, Ray and Hartford Henry founded Henry Bros. Electronics. Today, Henry Bros. Electronics is the name of each of the Company's New Jersey, California and Arizona subsidiaries. In addition, the Company's New Jersey subsidiary operates in Texas under the name Henry Bros. Electronics, Inc. The Company's Board of Directors believes that changing the Company's name will enable it to more efficiently promote itself and its subsidiaries and allow it to capitalize on the Henry Bros. Electronics name recognition. If the amendment is approved by the Company's stockholders, the Company will, as soon as practicable, file an amendment to its Certificate of Incorporation with the Secretary of State of Delaware promptly after the Meeting. The proposed amendment is set forth in Exhibit 'A.' As a result of the Company's changing its name, stockholders will not have to exchange their shares. Rather, as the Company issues new stock certificates, the certificates will reflect the Company's new name. After the certificate of amendment has been filed with the Secretary of State of Delaware, the Company's common stock will trade, on the American Stock
Exchange, under the symbol 'HBE.'

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act, requires our directors and officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

    To our knowledge, for the year ended December 31, 2004, based solely on a review of the copies of such reports furnished to the Company, all
Section 16(a) filing requirements applicable to our directors, officers and greater than 10% beneficial owners have been timely filed except that Joseph Ritorto and Douglas Beck (our former Chief Financial Officer) did not timely file a Form Four, but these forms have since been filed.

                       CODE OF CONDUCT AND CODE OF ETHICS

    We have adopted a Code of Conduct and a Code of Ethics for senior financial officers. The codes are available in print to any stockholder upon written request to: Diversified Security Solutions, Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663, Attention: Secretary.

                                 PROPOSAL NO. 3

                     RATIFICATION OF SELECTION OF AUDITORS

    Our board of directors recommends the selection of Demetrius & Company, L.L.C. as independent auditors to examine our financial statements for the fiscal year ending December 31, 2005.

    Representatives of Demetrius & Company, L.L.C. are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    Proposals by any shareholder intended to be included in the Proxy Statement for the Annual Meeting of Shareholders to be held in the year 2006 must be received at the principal executive offices of the Company on or before February 28, 2006.

                                  UNDERTAKING

    The Company is providing without charge to each person solicited by this proxy statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company's most recent fiscal year.


                                          By Order of the Board of Directors,


                                                       /s/ JAMES E. HENRY
                                                -----------------------------
                                                      JAMES E. HENRY
                                                  CHAIRMAN OF THE BOARD

                                                                       EXHIBIT A

                               -------------------

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                      DIVERSIFIED SECURITY SOLUTIONS, INC.
           UNDER SECTION 242 OF THE DELAWARE GENERAL CORPORATION LAW

                               -------------------

     Diversified Security Solutions, Inc., a corporation organized and existing under the laws of the State of Delaware hereby certifies as follows:

        1. The name of the corporation is Diversified Security Solutions, Inc. (the 'Corporation').

        2. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on November 18, 1999.

        3. The amendment of the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to change the name of the Corporation.

        4. To accomplish the foregoing amendment, the Certificate of Incorporation of the Corporation is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new article:

        FIRST: The name of the Corporation is Henry Bros. Electronics, Inc.

        5. The foregoing amendment of the Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of
    Section 242 of the General Corporation Law of the State of Delaware.


                                          ------------------------------------
                                                       BRIAN REACH
                                                        SECRETARY

         , 2005

                                                             APPENDIX A

                              -------------------

                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                                AUDIT COMMITTEE
                                    CHARTER

                              -------------------

    The Audit Committee of the Board of Directors (the 'Committee') of Diversified Security Solutions, Inc. (the 'Corporation') shall assist the Board of Directors of the Corporation (the 'Board') in fulfilling its fiduciary and other obligations with respect to accounting and financial matters. The Committee is responsible for the intergrity of the company's financial statements, compliance with legal and regulatory requirements, the independent accountant's qualifications and independence and overseeing the accounting and financial reporting process of the Corporation. The Audit Committee will report to the shareholders in the company's annual proxy statement. Specifically, and without limiting the generality of the foregoing, the Committee shall:

         1. Be comprised of at least two members of the Board; all of whom shall be independent directors in accordance with in Section 121(A) of the American Stock Exchange Listing Standards, Policies and Requirements, and shall meet the requirements of Rule 10 A-3 of the Securities Exchange Act of 1934 as amended. The Board shall also appoint the chairperson of the Committee. Each member of the Committee shall be financially literate at the time of his or her appointment, as determined by the Corporation's Board in its business judgment. At least one member of the Committee shall have accounting or related financial management expertise, as determined by the Board in its business judgment.

         2. Be directly responsible for the appointment, compensation, and oversight of the work of any independent auditor employed by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such independent auditor shall report directly to the Audit Committee.

         3. Review, on an annual basis, all non-audit fees and services.

         4. Not accept, other than in his or her capacity as a member of the Board or any Committee of the Board, any consulting or advisory or other compensatory fees from the Corporation or be an affiliated person of the Corporation or any of its subsidiaries.

         5. Confirm and assure the independence of the Corporation's independent auditor. With respect to the independence of the independent auditor, the Committee must:

           (a) Ensure that the independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditor and the Corporation. This statement must comply with Independence Standards Board Standard No. 1, as may be modified or supplemented;

           (b) Actively engage in a dialogue with the Corporation's independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and

           (c) Recommend that the full Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

         6. Establish an open avenue of communications among the independent accountants, financial and senior management and the Board of Directors. Affirm that the independent accountants report directly to the Committee.

         7. Review with the independent auditor the adequacy and effectiveness of the Corporation's system of internal financial controls and accounting practices to achieve reliability and integrity in the Corporation's financial statements, and initiate such examinations of such controls and practices as the Committee deems advisable. As part of this process, the Committee shall review the auditor's SAS61 letter each year.

         8. Review the authority and duties of the Corporation's chief financial officer and the performance by him or her of his or her respective duties.

         9. Subsequent to the completion of the Corporation's annual external audit, review the report and recommendations of the independent auditor with the independent auditor and the Corporation's management, as well as any difficulties encountered during the course of the audit.

        10. Review the annual and quarterly consolidated financial statements of the Corporation and other financial disclosures of the Corporation and the accounting principles being applied in such statements and disclosures.

        11. Review with management and the independent accountants, prior to public release, the financial results for the prior year including the Corporation's annual report on Form 10-KSB.

        12. Meet at least annually with the chief executive officer, chief financial officer and the independent auditor, in separate executive sessions, to review the financial affairs of the Corporation and to discuss any matters that the Committee or these groups believe should be considered privately.

        13. Review the insurance programs of the Corporation including professional malpractice, general liability, director and officer liability and property insurance, and the insurers carrying the Corporation's insurance.

        14. Oversee the establishment and thereafter periodically review a corporate code of conduct and the Corporation's policies on ethical business practices.

        15. Review the Committee's charter annually and revise as appropriately.

        16. Define a policy on corporate securities trading.

        17. Establish procedures to receive and address complaints regarding accounting, internal control or auditing issues.

        18. Establish procedures that enable the Corporation's employees to anonymously submit their concerns regarding accounting or auditing matters.

        19. Retain, without prior permission from the Board or management, special legal, accounting or other consultants to advise the Committee. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to any advisors employed by the Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        20. Hold Audit Committee meetings at least quarterly.

        21. Review and oversee all related party transactions entered into by the Corporation.

                                                                      APPENDIX B

                                -------------------

                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                              NOMINATING COMMITTEE
                                    CHARTER

                                -------------------

I. PURPOSE

    The primary objectives of the Nominating Committee are to assist the Board by: (i) identifying individuals qualified to become Board members and recommending that the Board select a group of Director nominees for each annual meeting of the Company's stockholders and (ii) ensuring that the Audit, Compensation and Nominating Committees of the Board shall have the benefit of qualified and experienced 'independent' Directors.

II. ORGANIZATION

    The Nominating Committee shall consist of two or more Directors, each of whom shall satisfy the applicable independence requirements of The American Stock Exchange and any other regulatory requirements. Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors; members shall serve until their successors shall be duly elected and qualified. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee. The Committee may form and delegate authority to subcommittees when appropriate.

III. STRUCTURE AND MEETINGS

    The chairperson of the Nominating Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

IV. GOALS AND RESPONSIBILITIES

    The Nominating Committee shall: (i) develop policies on the size and composition of the Board; (ii) review possible candidates for Board membership consistent with the Board's criteria for selecting new Directors; (iii) perform Board performance evaluations on an annual basis; and (iv) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company's stockholders. The Committee will annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

    The Committee shall perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems appropriate.

V. COMMITTEE RESOURCES

    The Nominating Committee shall have the authority to obtain advice and seek assistance from legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve such search firm's fees and other retention terms.

                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                                     PROXY
          ANNUAL MEETING OF SHAREHOLDERS -- WEDNESDAY, AUGUST 3, 2005

  The undersigned shareholder of Diversified Security Solutions, Inc. (the 'Company') hereby appoints James E. Henry and Irvin Witcosky and each of them, the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on June 17, 2005 at the Annual Meeting of Shareholders of the Company to be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza, 49th Floor, New York, NY 10119 at 10:00 a.m., Eastern Time, on Wednesday, August 3, 2005, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)

Please mark boxes [O] or [X] in blue or black ink.

1. Election of Directors.

           FOR ALL                      WITHHOLD AUTHORITY ONLY FOR THOSE NOMINEES                    WITHHOLD AUTHORITY
          NOMINEES                        WHOSE NAME(S) I HAVE CROSSED OUT BELOW                       FOR ALL NOMINEES
             [ ]                                           [ ]                                               [ ]
Nominees for Directors are:
  Robert L. De Lia Sr.                            Joseph P. Ritorto
  James E. Henry                                  David Sands
  Irvin F. Witcosky                               James W. Power
  Brian Reach

2. To consider and act on a proposal to approve an amendment to the Company's Certificate of Incorporation to change the Company's name to Henry Bros. Electronics, Inc.

                   [ ] For     [ ] Against     [ ] Abstain

                                                              (see reverse side)

3. Proposal to approve the selection of Demetrius & Company, L.L.C. as the Company's independent auditors for the year ending December 31, 2005.

               [ ] For     [ ] Against     [ ] Abstain

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

[Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.]

SIGNATURE(S) should be exactly as the name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                                 Dated:  ................ , 2005

                                                 ...............................
                                                          (Signature)

                                                 ...............................
                                                          (Print Name)

                                                 ...............................
                                                          (Signature)

                                                 ...............................
                                                          (Print Name)